  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 17, 1997
                                                     REGISTRATION NO. 333-
================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                _______________


                                   FORM S-3
                       REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933

                                _______________

                         KENT ELECTRONICS CORPORATION
            (Exact name of registrant as specified in its charter)

                       TEXAS                                                74-1763541
            (State or other jurisdiction of                               (I.R.S. Employer
            incorporation or organization)                               Identification No.)

                  7433 HARWIN DRIVE                                     STEPHEN J. CHAPKO
                HOUSTON, TEXAS 77036                                       7433 Harwin
                   (713) 780-7770                                       HOUSTON, TEXAS 77036
  (Address, including zip code, and telephone number,                      (713) 780-7770
          including area code, of registrant's          (Name, address, including zip code, and telephone number,
             principal executive offices)                       including area code, of agent for service)

                                  Copies to:

                   GENE G. LEWIS                                           JOE S. POFF
     LIDDELL, SAPP, ZIVLEY, HILL & LABOON, L.L.P.                     BAKER & BOTTS, L.L.P.
             3400 TEXAS COMMERCE TOWER                                   ONE SHELL PLAZA
                   600 TRAVIS                                            910 LOUISIANA
               HOUSTON, TEXAS 77002                                   HOUSTON, TEXAS  77002
                 (713) 226-1200                                          (713) 229-1234

       APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

                                _______________

   If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration
No. 333-34045

   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


                        CALCULATION OF REGISTRATION FEE

=======================================================================================
                                                   PROPOSED MAXIMUM
            TITLE OF EACH CLASS OF                    AGGREGATE           AMOUNT OF
          SECURITIES TO BE REGISTERED            OFFERING PRICE(1)(2)  REGISTRATION FEE
---------------------------------------------------------------------------------------
4 1/2% Convertible Subordinated Notes Due 2004       $ 34,500,000           $ 10,455
---------------------------------------------------------------------------------------
Common Stock, without par value                           (3)                     --
---------------------------------------------------------------------------------------
Rights                                                    (4)                     --
=======================================================================================

(1) Includes $4,500,000 principal amount of 4 1/2% Convertible Subordinated Notes due 2004 (the "Notes") which may be purchased pursuant to an over-allotment option granted by the Registrant to the Underwriters.
(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o).
(3) Includes such indeterminate number of shares of Common Stock as may be issuable upon conversion of the Notes registered hereby.
(4) The Rights trade with and are evidenced by the Certificates representing the Common Stock. There is one-third of a Right associated with each share of Common Stock. Value attributable to such Rights, if any, is reflected in the market price of the Common Stock.
                                _______________

                             EXPLANATORY STATEMENT

   This Registration Statement is being filed pursuant to Rule 462(b) and General Instruction IV of Form S-3, both promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The contents of the Registrant's Registration Statement on Form S-3 (including exhibits) (Registration No. 333-34045), filed with the Securities and Exchange Commission (the "Commission") on August 21, 1997, as amended by Amendment No. 1 thereto filed with the Commission on September 15, 1997 and declared effective by the Commission on September 17, 1997, including all prospectuses filed pursuant thereto in accordance with Rule 424 promulgated under the Securities Act and each of the documents incorporated or deemed to be incorporated by reference therein, are hereby incorporated into this Registration Statement by reference.


                                   EXHIBITS

  5.1   --   Opinion of Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P.

  8.1   --   Opinion of Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P.

  23.1  --   Consent of Grant Thornton LLP.

  23.2  --   Consents of Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P. (included as part of Exhibits 5.1 and 8.1).

  24.1  --   Powers of Attorney. Incorporated by reference to the signature page of the Company's Registration Statement on Form S-3 (Registration
             No. 333-34045) filed with the Commission on August 21, 1997.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, the State of Texas, on September 17, 1997.

                                      KENT ELECTRONICS CORPORATION


                                      By:  /s/ Morrie K. Abramson
                                          ___________________________________
                                          (Morrie K. Abramson,
                                          Chairman of the Board,
                                          Chief Executive Officer and President)


       Signature                          Title                    Date
       ---------                          -----                    ----

/s/ Morrie K. Abramson             Chairman of the Board,    September 17, 1997
____________________________      Chief Executive Officer,
Morrie K. Abramson                President and Director
                               (Principal Executive Officer)


/s/ Stephen J. Chapko            Executive Vice President,   September 17, 1997
____________________________      Treasurer and Secretary
Stephen J. Chapko                 Chief Financial Officer
                               (Principal Financial Officer)



             *                       Vice President,        September 17, 1997
____________________________       Corporate Controller
David D. Johnson                (Principal Accounting Officer)


             *                           Director            September 17, 1997
____________________________
Terrence M. Hunt


             *                           Director            September 17, 1997
____________________________
Max S. Levit


             *                           Director            September 17, 1997
____________________________
David Siegel


             *                           Director            September 17, 1997
____________________________
Richard C. Webb


             *                           Director            September 17, 1997
____________________________
Alvin L. Zimmerman


*By: /s/ Morrie K. Abramson
     _______________________
     Morrie K. Abramson,
     Attorney-in-Fact


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